UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

Date of Report (Date of earliest event reported): September 2, 2004

COACH INDUSTRIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-19471	91-1942841
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9600 W. Sample Road, Suite 505, Coral Springs, Florida	33065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 796-1417

(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law

1224 Washington Avenue

Miami Beach, Florida 33139

Telephone: 305.531.1174

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 2, 2004, Coach Industries Group, Inc. announced the appointment of John Gore, Susan Weisman, and Joseph I. Emas as members of the Board of Directors of the Company effective September 1, 2004. John Gore, Susan Weisman, and Joseph I. Emas have not been appointed to any committees of Coach Industries Group, Inc. John Gore, Susan Weisman, and Joseph I. Emas do not have a direct or indirect material interest in any transaction with Coach Industries Group, Inc. required to be disclosed pursuant to Item 404(a) of Regulation S-B.

The Company’s press release with respect to the acquisition is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release of Coach Industries Group, Inc., dated September 2, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2004	Coach Industries Group, Inc. (Registrant)

/s/ Francis O’Donnell
Francis O’Donnell, sole Director

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Coach Industries Group, Inc., dated September 2, 2004